Liquidity, Going Concern and Managements Response	6 Months Ended
Jun. 30, 2021
2. Liquidity, Going Concern and Management's Response
2.	Liquidity, Going Concern and Management’s Response:

Management believes that current cash balances as of June 30, 2021 and planed fund raising is sufficient to finance the Company’s operations for at least the next 12 months. However, if necessary, the Company intends to seek additional equity or other financing, should the Company’s liquidity need change.

Considering recent developments and the need for additional financing, there exists a material uncertainty that casts substantial doubt about the Corporation’s ability to continue as a going concern. These financial statements do not reflect adjustments that would be necessary. If the going concern assumption is not appropriate, then adjustments may be necessary to the carrying value and classification of assets and liabilities and reported results of operations and such an adjustment could be material.